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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1999


                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)



      CALIFORNIA                                         77-0387041
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                           identification number)



                       COMMISSION FILE NUMBER:  0-25034


                            2860 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303
             (Address of principal executive offices and zip code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 813-8200
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ITEM 5.  OTHER EVENTS.

     On April 30, 1999, Greater Bay Bancorp (the "Registrant") entered into an Agreement and Plan of Reorganization with Bay Commercial Services ("BCS") providing for the merger of BCS with and into the Registrant (the "Merger"), subject to the terms and conditions therein, including the receipt of all required regulatory approvals and the approval of the shareholders of BCS. Following consummation of the Merger, Bay Bank of Commerce, a wholly owned subsidiary of BCS, will become a wholly owned subsidiary of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
--------

 2 Agreement and Plan of Reorganization, dated as of April 30, 1999, by and between Greater Bay Bancorp and Bay Commercial Services

99.1 Press Release dated May 3, 1999
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GREATER BAY BANCORP
                                             (Registrant)



Dated: May 4, 1999                           By:  /s/ Linda M. Iannone
                                                  --------------------
                                                  Linda M. Iannone
                                                  Senior Vice President and
                                                  General Counsel
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                                 EXHIBIT INDEX
                                 -------------
 2 Agreement and Plan of Reorganization, dated as of April 30, 1999, by and between Greater Bay Bancorp and Bay Commercial Services

99.1  Press Release dated May 3, 1999